UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03850

Exact name of registrant as specified in charter:	Delaware Group® Tax Free Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2013

Item 1. Schedule of Investments.

Schedule of investments (Unaudited)

Delaware Tax-Free USA Fund

May 31, 2013

	Principal
	amount	Value
Municipal Bonds – 98.21%
Corporate Revenue Bonds – 13.93%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Series A-2 5.875% 6/1/47	$8,500,000	$7,711,284
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Asset-Backed Senior Notes Series A-1
4.50% 6/1/27	3,170,000	3,118,266
5.125% 6/1/47	7,265,000	6,385,354
5.75% 6/1/47	9,000,000	8,477,099
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,955,000	3,257,622
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28	6,000,000	7,165,800
6.25% 6/1/24	6,810,000	7,555,014
Indiana State Finance Authority Environmental Revenue (U.S. Steel Corp. Project) 6.00% 12/1/26	2,500,000	2,745,075
Indianapolis, Indiana Airport Authority Revenue Special Facilities (Federal Express Corp. Project)
5.10% 1/15/17 (AMT)	2,750,000	3,094,520
Series 1998 5.50% 5/1/29 (AMT)	2,000,000	2,003,200
Maryland Economic Development Corporation Revenue (CNX Marine Terminals Inc.) 5.75% 9/1/25	3,375,000	3,742,166
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29	1,915,000	2,375,328
6.50% 11/1/39	3,915,000	5,190,116
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines, Inc. Project) 4.875% 9/15/19 (AMT)	2,000,000	2,080,540
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.75% 8/1/31 (AMT)	2,000,000	2,308,940
New York State Liberty Development Corporation Revenue
(Second Priority - Bank of America Tower) Class 3 6.375% 7/15/49	1,000,000	1,186,770
Ohio State Air Quality Development Authority Revenue Environmental Improvement
(First Energy Generation) Series A 5.70% 8/1/20	4,750,000	5,614,643
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply Co.) 7.00% 7/15/39	6,340,000	7,524,185
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue
(Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	2,056,200
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/32	1,000,000	1,114,380
5.00% 12/1/37	1,085,000	1,200,976
Valdez, Alaska Marine (BP Pipelines Project)
Series B 5.00% 1/1/21	3,455,000	4,125,892
Series C 5.00% 1/1/21	1,880,000	2,245,058
		92,278,428
Education Revenue Bonds – 10.26%
Bowling Green, Ohio Student Housing Revenue CFP I (State University Project) 6.00% 6/1/45	5,390,000	5,952,554
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	5,160,000	5,447,206
Connecticut State Health & Educational Facilities Authority Revenue (Yale University)
Series A-1 5.00% 7/1/25	3,000,000	3,559,620
Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project) 5.125% 3/1/37	2,850,000	2,719,898
Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	4,200,000	4,504,332
Massachusetts Development Finance Agency (Harvard University) Series B-2 5.25% 2/1/34	5,000,000	5,875,550

Massachusetts State Health & Educational Facilities Authority Revenue
(Harvard University) Series A
5.00% 12/15/29	5,295,000	6,207,064
5.50% 11/15/36	4,515,000	5,353,842
Missouri State Health & Educational Facilities Authority Revenue (Washington University)
Series A 5.375% 3/15/39	5,000,000	5,760,650
New Jersey Economic Development Authority Revenue (Provident Group - Montclair) 5.875% 6/1/42	4,285,000	4,765,820
New Jersey State Educational Facilities Authority Revenue (University of Medicine & Dentistry)
Series B 7.50% 12/1/32	1,435,000	1,754,087
New York City Trust for Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	1,500,000	1,657,620
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(University Properties Inc. - East Stroudsburg University of Pennsylvania) 5.00% 7/1/31	6,000,000	6,336,419
Private Colleges & Universities Authority, Georgia Revenue (Mercer University) Series A 5.00% 10/1/32	1,360,000	1,459,987
Provo, Utah Charter School Revenue (Freedom Academy Foundation Project) 5.50% 6/15/37	1,665,000	1,630,185
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40	1,500,000	1,764,600
St. Louis, Missouri Industrial Development Authority Revenue
(Confluence Academy Project) Series A
5.25% 6/15/25	1,150,000	1,106,300
5.35% 6/15/32	2,300,000	2,148,913
		68,004,647
Electric Revenue Bonds – 1.90%
California State Department of Water Resources Series L 5.00% 5/1/20	5,000,000	6,110,800
Puerto Rico Electric Power Authority Revenue
Series PP 5.00% 7/1/25 (NATL-RE) (FGIC)	1,000,000	1,004,930
Series WW 5.50% 7/1/38	2,100,000	2,123,520
Series XX 5.75% 7/1/36	3,245,000	3,348,483
		12,587,733
Healthcare Revenue Bonds – 11.78%
Alachua County, Florida Health Facilities Authority Refunding
(Oak Hammock University) Series A 8.00% 10/1/42	1,000,000	1,210,600
Brevard County, Florida Health Facilities Authority Health Care Revenue
(Heath First Inc. Project) 7.00% 4/1/39	1,610,000	1,946,925
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	2,500,000	3,076,475
California Statewide Communities Development Authority Revenue
(Kaiser Permanente) Series A 5.00% 4/1/42	3,375,000	3,667,073
Cape Girardeau County, Missouri Industrial Development Authority Health Care Facilities Revenue
(St. Francis Medical Center) Series A 4.00% 6/1/43	540,000	516,791
Cleveland - Cuyahoga County, Ohio Port Authority Revenue Senior Housing
(St. Clarence - Geac) Series A 6.25% 5/1/38	1,500,000	1,500,165
Colorado Health Facilities Authority Revenue (Evangelical Lutheran) Series A 5.25% 6/1/34	4,275,000	4,427,232
Fairfax County, Virginia Industrial Development Authority Revenue (Inova Health Services)
Series A 5.50% 5/15/35	2,500,000	2,830,500
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	3,000,000	3,561,600
Illinois Health Facilities Authority Revenue (Elmhurst Memorial Healthcare Project) 5.625% 1/1/28	2,000,000	2,006,340
Illinois State Finance Authority Revenue (Franciscan Communities Inc.) Series A 5.125% 5/15/43	1,100,000	1,121,021
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	3,000,000	3,394,200
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	2,190,000	2,577,017
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	3,690,000	4,158,039
Michigan State Hospital Finance Authority Revenue (Ascension Health Credit Group)
Series B 5.25% 11/15/26	3,500,000	3,543,295
Michigan State Strategic Fund Revenue (Evangelical Homes of Michigan Project) 5.25% 6/1/32	1,015,000	1,020,055
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care) 6.00% 2/1/21	3,075,000	3,132,441
Muskingum County, Ohio Hospital Facilities Revenue (Genesis Healthcare System Project)
5.00% 2/15/44	3,370,000	3,317,731
New York State Dormitory Authority Revenue Non State Supported Debt
(North Shore Long Island Jewish Health System) Series A 5.50% 5/1/37	3,000,000	3,352,890

(Orange Regional Medical Center)
6.25% 12/1/37	2,250,000	2,482,560
6.50% 12/1/21	2,745,000	3,170,091
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) Series A 5.875% 1/1/31	1,555,000	1,652,390
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	3,260,000	3,381,859
Ohio State Higher Educational Facility Community Revenue
(Cleveland Clinic Health System Obligation Group) Series A 5.25% 1/1/33	2,000,000	2,189,060
Orange County, New York Funding Corporation Assisted Living Residence Revenue
(Hamlet at Wallkill Project) 6.50% 1/1/46	3,000,000	2,991,720
^Oregon Health & Science University Revenue (Capital Appreciation Insured)
Series A 5.75% 7/1/21 (NATL-RE)	2,000,000	1,600,640
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue
(Temple University Health System) Series A 5.50% 7/1/30	2,700,000	2,827,251
Saline, Michigan Economic Development Revenue (Evangelical Homes of Michigan Project)
5.25% 6/1/32	485,000	487,415
Tempe, Arizona Industrial Development Authority Revenue (Friendship Village)
Series A 6.25% 12/1/46	1,000,000	1,077,290
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group) 9.125% 10/1/41	3,000,000	3,825,150
Wisconsin Health & Educational Facilities Authority Revenue (Sauk-Prairie Memorial Hospital Inc.)
Series A 5.125% 2/1/38	2,000,000	2,024,200
		78,070,016
Housing Revenue Bonds – 0.78%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Projects)
Series A 6.40% 8/15/45	4,735,000	5,163,802
		5,163,802
Lease Revenue Bonds – 9.19%
Hudson, New York Yards Infrastructure Corporation Revenue Series A 5.75% 2/15/47	10,250,000	11,841,825
Minnesota State General Funding Revenue Series B 5.00% 3/1/22	7,500,000	9,213,525
New Jersey Economic Development Authority (School Facilities Construction)
Series EE 5.00% 9/1/18	3,500,000	4,128,740
Series GG 5.75% 9/1/23	1,000,000	1,215,980
Series NN 5.00% 3/1/20	3,500,000	4,155,410
New York City, New York Industrial Development Agency Trips Series A 5.00% 7/1/28 (AMT)	1,685,000	1,776,748
New York State Liberty Development Corporation Revenue (World Trade Center Project) 5.75% 11/15/51	11,490,000	13,345,060
Pennsylvania Economic Development Financing Authority (Unemployment Compensation Revenue)
Series A 5.00% 1/1/21	9,000,000	10,673,010
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II) 5.75% 10/1/31	2,245,000	2,225,985
^St. Louis, Missouri Industrial Development Authority Leasehold Revenue (Convention Center Hotel)
5.80% 7/15/20 (AMBAC)	3,035,000	2,300,257
		60,876,540
Local General Obligation Bonds – 3.84%
Georgetown, Texas Independent School District (School Building)
5.00% 8/15/24 (PSF)	1,430,000	1,693,735
5.00% 8/15/26 (PSF)	1,000,000	1,167,750
New York City, New York
Series A 5.00% 8/1/19	2,690,000	3,221,356
Series I-1 5.375% 4/1/36	5,000,000	5,892,950
Subseries D-1 5.00% 10/1/36	6,500,000	7,296,510
Wake County, North Carolina Refunding Series C
5.00% 3/1/20	4,400,000	5,390,924
5.00% 3/1/22	635,000	792,143
		25,455,368
§Pre-Refunded/Escrowed to Maturity Bonds – 5.35%
Cape Girardeau County, Missouri Industrial Development Authority Health Care Facilities Revenue
(Southeast Missouri Hospital) 5.25% 6/1/16 (NATL-RE)	240,000	257,609
Capital Trust Agency Florida Revenue
(Fort Lauderdale/Cargo Acquisition Project) 5.75% 1/1/32-14 (AMT)	4,750,000	4,929,930
(Orlando/Cargo Acquisition Project) 6.75% 1/1/32-14 (AMT)	2,395,000	2,499,614

^Greene County, Missouri Single Family Mortgage Revenue Municipal Multiplier
(Private Mortgage Insurance) 11.75% 3/1/16	1,225,000	1,199,777
Missouri State Development Finance Board Infrastructure Facilities Revenue
(Branson Landing Project) Series A
5.25% 12/1/19-14	1,435,000	1,506,520
5.625% 12/1/28-14	2,365,000	2,491,717
New Jersey State Economic Development Authority Revenue (Cigarette Tax) 5.75% 6/15/34-14	1,935,000	2,043,882
Oklahoma State Turnpike Authority Revenue (First Senior) 6.00% 1/1/22	13,535,000	17,967,442
Virgin Islands Public Finance Authority Revenue Series A 7.30% 10/1/18	1,615,000	1,931,685
Wisconsin Housing & Economic Developing Authority Revenue 6.10% 6/1/21-17 (FHA)	505,000	581,922
		35,410,098
Special Tax Revenue Bonds – 18.08%
Brooklyn Arena Local Development Corporation, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30	8,230,000	9,860,528
California State Economic Recovery Series A 5.25% 7/1/21	3,130,000	3,718,847
Denver, Colorado Convention Center Hotel Authority Revenue Senior 5.00% 12/1/35 (SGI)	1,305,000	1,352,358
Florida Enterprise Community Development District Special Assessment
6.10% 5/1/16 (NATL-RE)	380,000	381,767
Guam Government Business Privilege Tax Revenue Series B-1 5.00% 1/1/42	2,500,000	2,694,150
Henderson, Nevada Local Improvement Districts #T-18 5.30% 9/1/35	2,305,000	1,802,787
Hollywood, Florida Community Redevelopment Agency Revenue (Beach CRA) 5.625% 3/1/24	1,200,000	1,221,600
Lammersville School District, California Community Facilities District #2002
(Mountain House) 5.125% 9/1/35	4,125,000	4,157,175
Missouri State Environmental Improvement & Energy Water Pollution Control Revenue
(State Revolving Fund Project) Series A 6.05% 7/1/16 (AGM)	670,000	673,169
Missouri State Highways & Transportation Commission State Road Revenue Series B 5.00% 5/1/24	9,000,000	10,087,200
Mosaic, Virginia District Community Development Authority Revenue Series A 6.875% 3/1/36	3,980,000	4,581,099
Nampa Development Corporation, Idaho Revenue (Library Square Project) 5.00% 9/1/31	2,120,000	2,210,460
New Jersey Economic Development Authority Revenue
5.00% 6/15/25	3,000,000	3,370,020
5.00% 6/15/26	2,000,000	2,224,400
5.00% 6/15/28	2,695,000	2,963,126
5.00% 6/15/29	2,050,000	2,242,413
New Jersey Transportation Trust Fund Authority
Series AA 5.00% 6/15/19	2,660,000	3,161,250
Series B 5.50% 6/15/31	10,000,000	11,607,300
New York City, New York Industrial Development Agency (Yankee Stadium)
7.00% 3/1/49 (ASSURED GTY)	1,000,000	1,221,280
New York City, New York Transitional Finance Authority Future Tax Secured
Fiscal 2011 Series D 5.00% 2/1/26	3,000,000	3,505,200
Series C 5.25% 11/1/25	6,000,000	7,240,558
New York Sales Tax Asset Receivables Series A 5.25% 10/15/27 (AMBAC)	1,000,000	1,058,050
New York State Dormitory Authority State Personal Income Tax Revenue Series B 5.25% 3/15/38	6,000,000	6,917,100
Puerto Rico Sales Tax Financing Corporation Tax Revenue
(Convertible Capital Appreciation Bonds)
Series A 5.75% 8/1/37	5,000,000	5,395,750
ΩSeries A 6.75% 8/1/32	3,890,000	3,985,149
Series C 5.00% 8/1/40	6,000,000	6,334,980
Series C 6.00% 8/1/39	2,250,000	2,501,933
Regional Transportation District, Colorado Tax Revenue (Fastracks Project) Series A 5.00% 11/1/26	6,000,000	7,117,680
San Francisco, California City & County Redevelopment Agency
(District #6 Mission Bay South Public) Series A 5.00% 8/1/33	1,150,000	1,257,778
San Mateo, California Special Tax Revenue (Community Facilities District #2008-1 Bay Meadows) 6.00% 9/1/42	1,000,000	1,091,040
Tampa, Florida Sports Authority Revenue Sales Tax (Tampa Bay Arena Project) 5.75% 10/1/20 (NATL-RE)	1,000,000	1,099,410
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21	4,070,000	2,730,644
		119,766,201
State General Obligation Bonds – 9.51%
California State
5.00% 4/1/37	10,000,000	11,102,100
5.25% 11/1/40	3,795,000	4,319,697

California State Various Purposes
5.00% 9/1/22	2,180,000	2,641,201
5.00% 9/1/41	6,250,000	6,778,813
6.00% 4/1/38	4,060,000	4,810,978
6.50% 4/1/33	2,570,000	3,167,833
Delaware State Series C 5.00% 3/1/23	1,480,000	1,859,857
Hawaii State Series EF 5.00% 11/1/21	7,000,000	8,587,600
North Carolina State Public Improvement Series A 5.00% 5/1/20	10,585,000	13,003,989
North Carolina State Refunding Series C
5.00% 5/1/19	2,500,000	3,035,000
5.00% 5/1/22	2,950,000	3,681,836
		62,988,904
Transportation Revenue Bonds – 10.99%
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41	5,160,000	5,953,092
Series A 5.00% 1/1/43	585,000	625,880
Subordinate Lien 5.00% 1/1/42	2,245,000	2,331,522
Maryland Economic Development Corporation Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	5,075,000	5,746,524
New Jersey State Turnpike Authority Revenue Series A 5.00% 1/1/43	4,685,000	5,047,994
New York State Thruway Authority General Revenue Series H 5.00% 1/1/19 (NATL-RE)	6,240,000	7,238,338
North Texas Tollway Authority Revenue (First Tier) Series A 6.00% 1/1/24	3,345,000	3,882,742
Phoenix, Arizona Civic Improvement Corporation Airport Revenue Junior Lien Series A 5.00% 7/1/26	1,800,000	2,039,814
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal)
6.00% 12/1/42	4,735,000	5,512,298
6.50% 12/1/28	5,500,000	6,028,165
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.625% 7/1/34	5,995,000	7,000,781
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	5,715,000	6,940,067
7.50% 6/30/33	1,560,000	1,965,163
(Mobility Partners) 6.875% 12/31/39	5,500,000	6,564,965
Texas Transportation Commission First Tier Series A 5.00% 4/1/21	4,845,000	5,953,197
		72,830,542
Water & Sewer Revenue Bonds – 2.60%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	5,500,000	6,630,525
New York City, New York Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	4,000,000	4,697,160
San Francisco, California City & County Public Utilities Commission Water Revenue
Series F 5.00% 11/1/27	5,000,000	5,864,950
		17,192,635
Total Municipal Bonds (cost $589,723,277)		650,624,914

Short-Term Investments – 0.15%
¤Variable Rate Demand Note – 0.15%
Gulf Coast, Texas Industrial Development Authority Revenue (Exxon Mobil Project) 0.01% 11/1/41	1,000,000	1,000,000
Total Short-Term Investments (cost $1,000,000)		1,000,000

Total Value of Securities – 98.36%
(cost $590,723,277)		651,624,914
Receivables and Other Assets Net of Liabilities – 1.64%		10,866,450
Net Assets Applicable to 54,453,738 Shares Outstanding – 100.00%		$662,491,364

•Variable rate security. The rate shown is the rate as of May 31, 2013. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2013.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
NATL-RE – Insured by National Public Finance Guarantee Corporation
PSF – Guaranteed by Permanent School Fund
SGI – Insured by Syncora Guarantee Inc.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Tax Free Fund – Delaware Tax-Free USA Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2009 – Aug. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$590,911,932
Aggregate unrealized appreciation	$63,515,224
Aggregate unrealized depreciation	(2,802,242)
Net unrealized appreciation	$60,712,982

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of May 31, 2013:

Level 2
Municipal Bonds	$650,624,914
Short-Term Investments	1,000,000
Total	$651,624,914

During the period ended May 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Geographic, Credit, and Market Risks
The Fund concentrates its investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico whose bonds are also free of individual state income taxes.

The value of the Fund’s investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2013, 2.71% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of May 31, 2013, the Fund invested in municipal bonds issued by the states of California and New York which constituted approximately 14.32% and 17.18%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free USA Intermediate Fund

May 31, 2013

	Principal
	amount	Value
Municipal Bonds – 97.88%
Corporate Revenue Bonds – 10.96%
Allegheny County, Pennsylvania Industrial Development Authority Revenue (Environmental
Improvement - U.S. Steel Corp. Project) 6.50% 5/1/17	$2,305,000	$2,532,941
Chesterfield County, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power) Series A 5.00% 5/1/23	1,460,000	1,663,743
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Asset-Backed Senior Notes Series A-1 4.50% 6/1/27	10,240,000	10,072,882
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,750,000	3,031,628
Illinois Railsplitter Tobacco Settlement Authority
5.25% 6/1/20	7,160,000	8,535,078
6.25% 6/1/24	7,500,000	8,320,500
Indianapolis, Indiana Airport Authority Revenue Special Facilities (Federal Express Corp. Project)
5.10% 1/15/17 (AMT)	750,000	843,960
Iowa Finance Authority Pollution Control Facilities Revenue (Interstate Power) 5.00% 7/1/14 (FGIC)	2,000,000	2,093,660
•Maricopa County, Arizona Corporation Pollution Control Revenue
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43	6,000,000	6,925,740
Maryland Economic Development Corporation Pollution Control Revenue
(CNX Marine Terminals Inc.) 5.75% 9/1/25	2,050,000	2,273,020
(Potomac Electric Project) 6.20% 9/1/22	1,780,000	2,169,001
Michigan State Strategic Fund Limited Obligation Revenue (Dow Chemical Project)
Series B-2 6.25% 6/1/14	4,500,000	4,732,380
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines, Inc. Project) 4.875% 9/15/19 (AMT)	4,000,000	4,161,080
New York State Liberty Development Corporation Revenue (Goldman Sachs Headquarters) 5.25% 10/1/35	4,910,000	5,726,582
Ohio State Air Quality Development Authority Revenue Environmental Improvement (First Energy)
Series A
5.70% 2/1/14	2,225,000	2,285,654
5.70% 8/1/20	4,320,000	5,106,370
Series C 5.625% 6/1/18	3,370,000	3,908,492
•Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Shipping Port) Series A 3.375% 12/1/40	5,000,000	5,225,700
Salt Verde, Arizona Financial Corporation Senior Gas Revenue 5.25% 12/1/24	3,050,000	3,572,282
Tobacco Settlement Financing Corporation, New Jersey Revenue Series 1A 4.50% 6/1/23	7,330,000	7,315,413
Valdez, Alaska Marine (BP Pipelines Project) Series B 5.00% 1/1/21	6,675,000	7,971,152
		98,467,258
Education Revenue Bonds – 6.20%
Boise, Idaho State University Revenue (General Project) Series A 4.00% 4/1/19	910,000	1,034,306
California Municipal Finance Authority Educational Revenue (American Heritage Education Foundation Project)
Series A 5.25% 6/1/26	1,000,000	965,300
California Statewide Communities Development Authority Revenue (Lancer Plaza Project) 5.125% 11/1/23	875,000	865,576
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	3,150,000	3,538,899
Chattanooga, Tennessee Health Educational & Housing Facilities Board Revenue
(CDFI Phase I, LLC Project) Series B 5.50% 10/1/20	805,000	837,981
Clifton, Texas Higher Education Finance Corporation Revenue (Uplift Education) Series A 6.00% 12/1/30	1,100,000	1,255,870
Connecticut State Health & Educational Facilities Authority Revenue (Yale University)
Series A-1 5.00% 7/1/25	5,000,000	5,932,700
Grand Traverse, Michigan Public School Academy Revenue 5.00% 11/1/36	1,000,000	927,120

Marietta, Georgia Development Authority Revenue (Life University Income Project) 6.25% 6/15/20	990,000	1,040,450
Massachusetts State Development Finance Agency Revenue (Harvard University)
Series B-1 5.25% 10/15/29	1,670,000	1,977,397
Massachusetts State Health & Educational Facilities Authority Revenue
(Massachusetts Institute of Technology) Series M 5.25% 7/1/20	3,000,000	3,749,910
Nassau County, New York Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project) Series A 4.75% 3/1/26	1,760,000	1,896,664
New York City Trust for Cultural Resources (Whitney Museum of American Art)
5.00% 7/1/21	3,025,000	3,586,954
5.00% 7/1/31	1,000,000	1,105,080
New York State Dormitory Authority
(Non State Supported Debt - Rockefeller University) Series A 5.00% 7/1/27	1,055,000	1,226,300
(Non State Supported Debt - St. Joseph's College) 5.25% 7/1/25	1,000,000	1,068,970
Ohio State Higher Educational Facility Revenue (John Carroll University) 5.50% 11/15/18	335,000	340,253
Pennsylvania State Higher Educational Facilities Authority Revenue (Drexel University)
Series A 5.25% 5/1/25	5,290,000	6,123,810
Private Colleges & Universities Authority, Georgia Revenue (Mercer University Project)
Series A 5.25% 10/1/27	2,020,000	2,264,198
Series C
5.25% 10/1/23	600,000	691,218
5.25% 10/1/27	2,100,000	2,361,870
Troy, New York Capital Resource Corporation Revenue (Rensselaer Polytechnic)
Series B 5.00% 9/1/18	2,500,000	2,940,775
University of Minnesota Series A 5.00% 12/1/17	5,040,000	5,979,910
University of North Carolina at Chapel Hill 5.00% 12/1/31	3,490,000	3,960,417
		55,671,928
Electric Revenue Bonds – 1.67%
California State Department Water Resources Power Supply Revenue
Series L 5.00% 5/1/19	6,000,000	7,254,780
Series N 5.00% 5/1/21	3,580,000	4,404,510
Metropolitan Government Nashville & Davidson County, Tennessee Electric Revenue
Series B 5.50% 5/15/14	1,000,000	1,050,330
Rochester, Minnesota Electric Utilities Revenue Series C 5.00% 12/1/18 (NATL-RE)	2,000,000	2,275,600
		14,985,220
Healthcare Revenue Bonds – 9.22%
Allegheny County, Pennsylvania Municipal Development Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.00% 9/1/14	4,000,000	4,235,840
Berks County, Pennsylvania Hospital Authority Revenue (Reading Hospital & Medical Center Project)
Series A-3 5.25% 11/1/24	4,405,000	5,136,010
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project)
7.125% 7/1/29	2,250,000	2,768,828
California Health Facilities Financing Authority Revenue (Scripps Health) Series A 5.00% 11/15/32	4,250,000	4,767,565
California Statewide Communities Development Authority Revenue (Kaiser Permanente)
Series A 5.00% 4/1/19	5,325,000	6,373,759
Cleveland-Cuyahoga County, Ohio Port Authority Revenue (Saint Clarence - Geac)
Series A 6.125% 5/1/26	715,000	715,865
Dauphin County, Pennsylvania General Authority Health System Revenue (Pinnacle Health System Project)
Series A 6.00% 6/1/29	3,400,000	3,816,364
Laramie County, Wyoming Hospital Revenue (Cheyenne Regional Medical Center Project) 5.00% 5/1/23	1,000,000	1,143,150
Minneapolis, Minnesota Health Care System Revenue (Fairview Health Services)
Series A 6.375% 11/15/23	3,710,000	4,458,010
Minneapolis, Minnesota Revenue (National Marrow Donor Program Project)
5.00% 8/1/16	4,720,000	5,147,207
5.00% 8/1/18	2,500,000	2,790,175
Muskingum County, Ohio Hospital Facilities Revenue (Genesis Healthcare System Project) 5.00% 2/15/33	4,150,000	4,216,732
New Jersey Health Care Facilities Financing Authority Revenue (Barnabas Health) Series A
5.00% 7/1/22	650,000	768,846
5.00% 7/1/23	145,000	169,034

New York State Dormitory Authority Revenue Non State Supported Debt
(Memorial Sloan-Kettering Cancer Center) Series 1
4.00% 7/1/21	1,600,000	1,832,624
5.00% 7/1/21	570,000	695,149
5.00% 7/1/24	2,595,000	3,088,906
(North Shore Long Island Jewish Health System) Series A 5.00% 5/1/23	4,000,000	4,616,320
(Orange Regional Medical Center) 6.50% 12/1/21	2,000,000	2,309,720
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	780,000	809,156
Ohio State Higher Educational Facilities Commission Revenue
(Cleveland Clinic Health System Obligation Group) Series A
5.00% 1/1/17	2,000,000	2,291,920
5.00% 1/1/18	1,000,000	1,171,160
Onondaga, New York Civic Development Corporation Revenue (St. Joseph's Hospital Center Project)
5.00% 7/1/16	3,795,000	3,991,657
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	670,000	777,763
•Rochester, Minnesota Health Care Facilities Revenue (Mayo Clinic)
Series A 4.00% 11/15/30	3,800,000	4,347,846
Series C 4.50% 11/15/38	2,540,000	3,027,934
St. Louis Park, Minnesota Health Care Facilities Revenue (Nicollet Health Services)
Series C 5.50% 7/1/18	4,240,000	4,990,946
St. Mary Hospital Authority, Pennsylvania Health System Revenue (Catholic Health East)
Series A 5.25% 11/15/16	1,200,000	1,269,012
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/25	1,000,000	1,071,660
		82,799,158
Housing Revenue Bonds – 0.51%
Puerto Rico Housing Finance Authority Subordinate (Capital Fund Modernization) 5.50% 12/1/16	4,120,000	4,623,629
		4,623,629
Lease Revenue Bonds – 4.52%
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Enhanced Asset-Backed Series A 5.00% 6/1/29	2,085,000	2,318,145
Idaho Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	2,800,000	3,355,380
Los Angeles County, California (Disney Concert Hall Parking)
5.00% 3/1/22	375,000	446,051
5.00% 9/1/22	1,100,000	1,314,929
5.00% 3/1/23	2,395,000	2,862,169
New Jersey Economic Development Authority (School Facilities Construction)
Series EE 5.00% 9/1/18	6,875,000	8,110,026
New York City, New York Industrial Development Agency Trips Series A 5.00% 7/1/22 (AMT)	735,000	786,450
New York State Dormitory Authority Revenue (Third General Resolution - State University Educational Facilities)
Series A 5.00% 5/15/23	2,170,000	2,613,591
Pennsylvania Economic Development Financing Authority Revenue
(Unemployment Compensation Revenue) Series B 5.00% 1/1/22	2,185,000	2,515,306
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II) 5.00% 10/1/23 (AMT)	3,125,000	3,070,406
(Senior Obligation Group) Series B 5.00% 7/1/22 (AMT)	3,925,000	4,299,602
Tobacco Settlement Financing New York Revenue (Asset-Backed) Series B 5.00% 6/1/18	1,000,000	1,179,760
Virginia Commonwealth Transportation Board Transportation Revenue (U.S. Route 58 Corridor Development)
Series B 4.75% 5/15/21	7,460,000	7,759,370
		40,631,185
Local General Obligation Bonds – 7.59%
Chicago, Illinois Board of Education Refunding Dedicated Revenue Series B 5.00% 12/1/23 (AMBAC)	3,500,000	3,851,435
Chicago, Illinois Modern Schools Across Chicago Series J 5.00% 12/1/23 (AMBAC)	2,865,000	3,153,849
Conroe, Texas Independent School District 5.00% 2/15/25 (PSF)	3,865,000	4,612,298
Dallas, Texas 5.125% 2/15/15	3,000,000	3,243,900
Fairfax County, Virginia Refunding & Public Improvement Series A
5.00% 4/1/17	4,000,000	4,651,920
5.25% 4/1/14	3,500,000	3,647,980

Henrico County, Virginia Refunding Public Improvement
5.00% 7/15/19	4,000,000	4,878,560
5.00% 7/15/20	5,615,000	6,924,530
Houston, Texas Refunding & Public Improvement Series A 5.25% 3/1/28	5,000,000	5,830,650
New York City, New York
Series A-1 5.00% 8/1/19	3,500,000	4,057,865
Series G 5.25% 8/1/15	1,000,000	1,033,290
Series I 5.00% 8/1/21	995,000	1,047,327
Series J 5.50% 6/1/23	15,000	15,065
Subseries D-1 5.00% 10/1/30	4,000,000	4,568,400
South Carolina State Refunding (State Highway) Series A 5.00% 6/1/20	7,905,000	9,718,328
Wake County, North Carolina Refunding
Series C 5.00% 3/1/22	3,085,000	3,848,445
Series D 4.00% 2/1/17	2,730,000	3,058,146
		68,141,988
§Pre-Refunded/Escrowed to Maturity Bonds – 4.99%
California State
Pre-Refunded 5.25% 11/1/17-13	785,000	801,485
Unrefunded 5.25% 11/1/17-13	215,000	219,515
California State Economic Recovery Series A 5.25% 7/1/14	225,000	237,251
Capital Trust Agency Florida Revenue (Fort Lauderdale/Cargo Acquisition Project)
5.75% 1/1/32-14 (AMT)	1,750,000	1,816,290
Casa Grande, Arizona Tax Revenue 5.00% 4/1/22-14 (AMBAC)	1,600,000	1,662,192
Cuyahoga County, Ohio Revenue (Cleveland Clinic Health) Series A
Pre-Refunded 6.00% 1/1/21-13	510,000	512,458
Unrefunded 6.00% 1/1/21-13	490,000	492,362
Duluth, Minnesota Economic Development Authority Health Care Facilities Revenue
(Benedictine Health System - St. Mary's Hospital)
5.25% 2/15/28-14	1,000,000	1,035,000
5.50% 2/15/23-14	1,000,000	1,036,760
Fairfax County, Virginia Public Improvement Revenue (State Aid Withholding) Series A 5.00% 4/1/20-18	10,000,000	11,907,500
Lancaster County, Pennsylvania Hospital Authority Revenue (Lancaster General Hospital Project)
5.75% 3/15/21-13	1,000,000	1,015,970
Los Angeles, California Unified School District (Election 1997) Series F 5.00% 7/1/21-13 (FGIC)	2,880,000	2,891,434
Maryland State & Local Facilities Loan Capital Improvement First Series 5.00% 3/15/19-17	3,675,000	4,260,758
Miami-Dade County, Florida Educational Facilities Authority Revenue (University of Miami)
Series A 5.00% 4/1/34-14 (AMBAC)	2,500,000	2,598,350
Michigan State Hospital Finance Authority Revenue (Oakwood Obligation Group) 5.50% 11/1/14-13	2,230,000	2,279,060
Middlesex County, New Jersey Improvement Authority Revenue
(County-Guaranteed Open Space Trust Foundation) 5.25% 9/15/20-13	1,000,000	1,014,680
Minnesota State 5.00% 6/1/14	755,000	790,742
New Jersey State Educational Facilities Authority Revenue (Georgian Court College Project)
Series C 6.50% 7/1/33-13	500,000	502,610
New York City, New York Municipal Water Finance Authority Series B 5.00% 6/15/21-14 (AMBAC)	905,000	970,667
New York City, New York Series I 5.00% 8/1/21-14	5,000	5,275
New York State Dormitory Authority (Brooklyn Law School) Series A 5.50% 7/1/18-13 (RADIAN)	1,000,000	1,004,370
North Texas Health Facilities Development Corporation Hospital Revenue
(United Regional Health Care System, Inc. Project) 6.00% 9/1/23-13	1,000,000	1,014,300
•Ohio State Higher Educational Facility Revenue Adjustable Medium Term (Kenyon College Project)
4.70% 7/1/37-13	1,000,000	1,003,720
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series J 5.50% 7/1/21-14	1,000,000	1,056,140
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	2,000,000	2,112,960
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Series A 6.125% 8/1/29-14	70,000	72,766
San Francisco, California City & County Public Utilities Commission Water Revenue Pre-Refunded
Subseries D 5.00% 11/1/16	735,000	843,883
Wyoming State Loan & Investment Board Facilities Revenue 5.00% 10/1/24-14	1,550,000	1,646,534
		44,805,032
Resource Recovery Revenue Bond – 0.07%
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Subordinate Colver Project) Series G 5.125% 12/1/15 (AMT)	600,000	609,738
		609,738

Special Tax Revenue Bonds – 14.57%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/24	3,795,000	4,240,002
Baltimore, Maryland Convention Center Hotel Revenue Subordinated Series B 5.00% 9/1/16	1,000,000	1,007,370
Brooklyn Arena Local Development Corporation, New York Pilot Revenue (Barclays Center Project)
6.50% 7/15/30	5,500,000	6,589,660
California State Economic Recovery Series A
5.25% 7/1/14	775,000	817,028
5.25% 7/1/21	2,740,000	3,255,476
Columbia County, Georgia Sales Tax 5.00% 4/1/16	1,265,000	1,422,075
Dallas, Texas Convention Center Hotel Development Revenue Series A
5.00% 1/1/24	3,420,000	3,770,071
5.25% 1/1/23	5,375,000	6,046,714
Ernest N Morail-New Orleans, Louisiana Exhibition Hall Authority Special Tax Revenue 5.00% 7/15/26	6,160,000	6,942,135
Guam Government Limited Obligation Revenue (Section 30) Series A
5.375% 12/1/24	1,750,000	1,902,093
5.625% 12/1/29	1,125,000	1,230,413
Louisiana State Citizens Property Insurance Corporation Assessment Revenue
Series C-2 6.75% 6/1/26 (ASSURED GTY)	6,350,000	7,804,277
Massachusetts State School Building Authority Senior Series B 5.00% 10/15/27	4,705,000	5,529,081
@Modesto, California Special Tax Community Facilities District #4-1 (Village 2) 5.15% 9/1/36	1,500,000	1,511,925
New Jersey State Economic Development Authority Revenue
5.00% 6/15/20	210,000	244,138
5.00% 6/15/21	5,425,000	6,296,309
5.00% 6/15/22	1,750,000	2,031,243
5.00% 6/15/23	1,250,000	1,438,913
5.00% 6/15/26	4,100,000	4,560,020
5.00% 6/15/29	1,200,000	1,312,632
New Jersey State Transportation Trust Fund Authority
Series AA 5.00% 6/15/20	5,000,000	5,984,400
Series B 5.50% 6/15/31	7,310,000	8,484,936
New York City, New York Transitional Finance Authority Future Tax Secured
Subseries A-1 5.00% 11/1/20	2,860,000	3,510,450
New York State Local Government Assistance Corporation Refunding Subordinate Lien
Series A
5.00% 4/1/17	8,615,000	9,994,174
5.00% 4/1/20	3,360,000	4,100,914
New York State Urban Development Corporation (Service Contract) Series A-1 5.00% 1/1/18	5,785,000	6,741,318
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue
Series A 6.125% 8/1/29	2,430,000	2,508,659
Series C
5.00% 8/1/22	2,090,000	2,429,604
6.50% 8/1/35	6,500,000	7,470,710
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding &
Improvement (Francis Place Redevelopment Project) 5.625% 11/1/25	1,000,000	1,001,350
@St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project)
Series A 5.10% 11/1/19	250,000	251,278
Series B 5.375% 11/1/23	1,000,000	1,004,890
Virgin Islands Public Finance Authority Revenue (Senior Lien Matching Fund Loan)
Series A 5.25% 10/1/22	1,785,000	1,859,345
Washington State Motor Vehicle Fuel Tax Series B 5.00% 7/1/16	4,250,000	4,821,115
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien) 6.70% 6/1/21	4,070,000	2,730,644
		130,845,362
State General Obligation Bonds – 16.29%
California State Economic Recovery Series A 5.00% 7/1/19	3,210,000	3,869,206
California State Refunding 5.00% 2/1/20	4,250,000	5,095,198
California State Various Purposes
5.00% 10/1/18	5,000,000	5,958,700
5.00% 9/1/22	1,655,000	2,005,132
5.00% 10/1/27	7,695,000	8,874,644
5.25% 9/1/28	7,750,000	9,012,553

Connecticut State Economic Recovery Series A 5.00% 1/1/16	7,700,000	8,568,175
Connecticut State Series C 5.00% 11/1/24	2,000,000	2,331,860
Georgia State
Series A 5.00% 7/1/22	7,380,000	9,228,100
Series B 5.00% 7/1/17	4,810,000	5,635,925
Hawaii State Series EE 5.00% 11/1/21	8,515,000	10,446,201
Maryland State & Local Facilities Loan Capital Improvement
Second Series 5.00% 8/1/17	1,500,000	1,708,650
Series B 5.00% 3/1/18	1,930,000	2,294,365
Massachusetts State Consolidated Loan Series C 5.50% 11/1/15	4,090,000	4,592,334
Minnesota State
(Unrefunded) 5.00% 6/1/14	145,000	151,967
(Various Purpose) Series A 5.00% 8/1/19	7,020,000	8,559,767
(Various Purpose) Series A 5.00% 8/1/20	3,495,000	4,304,931
Mississippi State Series A 5.00% 10/1/17	4,860,000	5,708,896
New York State Series A 5.00% 2/15/28	5,000,000	5,903,650
North Carolina State Public Improvement Series A
5.00% 3/1/15	1,200,000	1,298,844
5.00% 5/1/22	2,625,000	3,175,016
North Carolina State Refunding
Series A
5.00% 3/1/16	3,000,000	3,370,140
5.00% 3/1/17	3,000,000	3,478,470
Series B 5.00% 4/1/15	4,000,000	4,344,600
Ohio State Series D 5.00% 9/15/14	3,500,000	3,713,500
Oregon State Series L 5.00% 5/1/26	8,000,000	9,452,479
Pennsylvania State Second Series 5.00% 7/1/20	2,300,000	2,801,929
Virginia State
Series B 5.00% 6/1/23	2,000,000	2,338,740
Series D 5.00% 6/1/19	5,715,000	6,953,326
Washington State Various Purpose Series A 5.00% 7/1/16	1,000,000	1,134,380
		146,311,678
Transportation Revenue Bonds – 15.91%
Alameda, California Corridor Transportation Authority Revenue (Senior Lien)
Series A 5.00% 10/1/21	2,290,000	2,751,572
Broward County, Florida Airport System Revenue Series O 5.375% 10/1/29	2,000,000	2,249,320
Central Texas Regional Mobility Authority Revenue
Senior Lien 5.00% 1/1/33	1,730,000	1,886,686
Subordinate Lien 5.00% 1/1/33	5,275,000	5,553,837
Charlotte, North Carolina Airport Revenue (Charlotte Douglas) Series A 5.00% 7/1/15	750,000	818,715
Chicago, Illinois O' Hare International Airport Revenue General-Airport-Third Lien
Series A-2 5.75% 1/1/20 (AGM) (AMT)	1,000,000	1,030,030
Series C 5.25% 1/1/28	2,150,000	2,395,530
Dallas-Fort Worth, Texas International Airport Revenue Series A
5.00% 11/1/22	680,000	764,150
5.00% 11/1/23	750,000	840,135
5.00% 11/1/24	400,000	446,652
Delaware Transportation Authority Series A 5.00% 7/1/17	5,475,000	6,389,817
Harris County, Texas Metropolitan Transit Authority Sales & Use Tax Revenue Series A 5.00% 11/1/31	3,250,000	3,687,548
Houston, Texas Airports Commission Revenue Series B
5.00% 7/1/25	1,000,000	1,153,840
5.00% 7/1/26	3,000,000	3,435,900
Idaho Housing & Finance Association Grant Revenue (Antic Federal Highway Transportation)
Series A 5.25% 7/15/21 (ASSURED GTY)	2,760,000	3,212,005
Maryland State Economic Development Corporation Revenue (Transportation Facilities Project)
Series A 5.375% 6/1/25	2,535,000	2,877,479
Memphis-Shelby County, Tennessee Airport Authority Revenue Series D 5.00% 7/1/24	4,110,000	4,776,108

Metropolitan, New York Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	2,860,000	3,543,940
Series A 5.00% 11/15/18	2,500,000	2,955,825
Series C
5.00% 11/15/25	1,250,000	1,398,625
5.00% 11/15/26	1,250,000	1,390,600
5.00% 11/15/27	1,650,000	1,822,244
5.00% 11/15/32	4,500,000	5,018,220
Metropolitan, Washington D.C. Airport Authority Systems Revenue
Series A 5.50% 10/1/19 (NATL-RE) (FGIC) (AMT)	1,000,000	1,016,520
Minneapolis - St. Paul, Minnesota Metropolitan Airports Commission Series A 5.00% 1/1/22 (AMBAC)	5,000,000	5,642,800
Missouri State Highways & Transportation Commission State Road Revenue
Second Lien 5.25% 5/1/23	1,940,000	2,244,425
New Jersey State Turnpike Authority Revenue Series B 5.00% 1/1/21	1,000,000	1,193,410
North Texas Tollway Authority Revenue (First Tier)
Series A 6.00% 1/1/20	3,925,000	4,627,143
•Series E-3 5.125% 1/1/38	3,750,000	4,221,075
(Special Projects System) Series A 5.00% 9/1/17	1,000,000	1,163,060
Pennsylvania State Turnpike Commission Revenue Series A 5.25% 12/1/20 (AMBAC)	1,230,000	1,317,564
Phoenix, Arizona Civic Improvement Corporation Airport Revenue (Junior Lien)
Series A 5.00% 7/1/26	7,500,000	8,499,224
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.50% 12/1/28	8,300,000	9,097,048
Sacramento County, California Airport System Revenue
5.00% 7/1/24	1,425,000	1,623,175
(PFC/Grant) Series D 5.50% 7/1/28	2,020,000	2,335,746
San Francisco, California City & County Airports Commission
Series B 5.00% 5/1/15	4,000,000	4,357,280
Series D 5.00% 5/1/25	2,000,000	2,296,940
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.125% 7/1/24	3,780,000	4,447,813
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(LBJ Infrastructure) 7.50% 6/30/33	3,625,000	4,566,485
(Mobility Partners) 7.50% 12/31/31	3,765,000	4,693,713
Texas State Transportation Commission Highway Fund Revenue (First Tier) 5.00% 4/1/18	1,700,000	1,957,856
Texas State Transportation Commission Highway Improvement Revenue Series A 5.00% 4/1/20	5,000,000	6,112,500
Triborough, New York Bridge & Tunnel Authority Revenue
Series A
5.00% 11/15/17	1,720,000	2,031,028
5.00% 1/1/23	4,000,000	4,821,240
•Series B-3 5.00% 11/15/38	1,800,000	1,989,504
Virginia Commonwealth Transportation Board (Capital Projects) Series A-1 5.00% 5/15/16	2,000,000	2,259,000
		142,913,327
Water & Sewer Revenue Bonds – 5.38%
Arizona State Water Infrastructure Finance Authority Revenue (Water Quality) Series A
5.00% 10/1/20	1,500,000	1,838,145
5.00% 10/1/21	2,430,000	2,861,422
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.00% 11/1/25	2,925,000	3,564,727
Series B 5.50% 11/1/23 (AGM)	3,000,000	3,453,270
King County, Washington Sewer Revenue Refunding Series B 5.00% 1/1/14 (NATL-RE)	3,500,000	3,598,420
Massachusetts State Water Pollution Abatement Trust 5.00% 8/1/16	2,170,000	2,476,013
New York City, New York Municipal Water Finance Authority Water & Sewer System
5.00% 6/15/21 (AMBAC)	1,180,000	1,260,134
New York State Environmental Facilities Corporation Revenue
(State Clean Water & Drinking Water Revolving Foundation)
Series A 5.00% 6/15/22	1,405,000	1,652,547
Series D 5.00% 9/15/23	3,360,000	3,894,408
Series K 5.50% 6/15/15	3,500,000	3,873,625
Portland, Oregon Sewer System Revenue (First Lien) Series A 5.00% 6/15/18	4,000,000	4,756,480
Sacramento, California Water Revenue 5.00% 9/1/26	3,160,000	3,779,234
San Francisco, California City & County Public Utilities Commission
Series A 5.00% 11/1/27	7,430,000	8,712,789
Series D 5.00% 11/1/16	2,265,000	2,597,774
		48,318,988
Total Municipal Bonds (cost $822,578,990)		879,124,491

Short-Term Investments – 0.69%
¤Variable Rate Demand Notes – 0.69%
Arizona Board of Regents, Arizona State University System Revenue
Series A 0.07% 7/1/34 (LOC – JPMorgan Chase Bank)	500,000	500,000
Arizona State Health Facilities Authority Revenue (Health Care - Southwest Health)
0.09% 12/1/24 (LOC – JPMorgan Chase Bank)	300,000	300,000
California Statewide Communities Development Authority Revenue (John Muir Health)
Series A 0.01% 8/15/36 (LOC – Wells Fargo Bank)	500,000	500,000
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation)
Series D-4 0.03% 5/1/38	250,000	250,000
Series D-7 0.03% 2/1/35 (LOC – JPMorgan Chase Bank)	1,145,000	1,145,000
Delaware County, Pennsylvania Authority (Dunwoody Village) 0.09% 4/1/30	500,000	500,000
Gulf Coast, Texas Industrial Development Authority Revenue (Exxon Mobil Project) 0.01% 11/1/41	2,000,000	2,000,000
Idaho State University Foundation Income Revenue (L.E. & Thelma Stephens Project)
0.08% 5/1/21 (LOC-Wells Fargo Bank)	250,000	250,000
Lancaster County, Pennsylvania Hospital Authority Revenue (Masonic Homes Project)
Series D 0.04% 7/1/34 (LOC - JP Morgan Chase Bank)	500,000	500,000
Phoenix, Arizona Industrial Development Authority Revenue (Southwest Human Development Project)
0.18% 4/1/28 (LOC – Wells Fargo Bank)	230,000	230,000
Total Short-Term Investments (cost $6,175,000)		6,175,000

Total Value of Securities – 98.57%
(cost $828,753,990)		885,299,491
Receivables and Other Assets Net of Liabilities – 1.43%		12,833,986
Net Assets Applicable to 72,728,276 Shares Outstanding – 100.00%		$898,133,477

•Variable rate security. The rate shown is the rate as of May 31, 2013. Interest rates reset periodically.
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
@Illiquid security. At May 31, 2013, the aggregate value of illiquid securities was $2,768,093, which represented 0.31% of the Fund's net assets. See Note 3 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2013.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
CDFI – Community Development Financial Institutions
FGIC – Insured by Financial Guaranty Insurance Company
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
PSF – Guaranteed by Permanent School Fund
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Tax Free Fund – Delaware Tax-Free USA Intermediate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2009 – Aug. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At May 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$828,753,990
Aggregate unrealized appreciation	$58,096,956
Aggregate unrealized depreciation	(1,551,455)
Net unrealized appreciation	$56,545,501

For federal income tax purposes, at Aug. 31, 2012, capital loss carryforwards of $5,428,954, all of which expire in 2017, may be carried forward and applied against future capital gains.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss Carryforward Character
Short-term	Long-term
$2,186,972	$-

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of May 31, 2013:

Level 2
Municipal Bonds	$879,124,491
Short-Term Investments	6,175,000
Total	$885,299,491

During the period ended May 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.

3. Geographic, Credit, and Market Risks
The Fund concentrates its investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico whose bonds are also free of individual state income taxes.

The value of the Fund’s investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2013, 4.42% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of May 31, 2013, the Fund invested in municipal bonds issued by the states of California and New York that constituted approximately 13.31% and 14.80%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Standard & Poor's, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of May 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: